Exhibit 10.7

Execution Version

AMCOR FINANCE (USA), INC.

US$591,266,000 3.625% Guaranteed Senior Notes due April 28, 2026

REGISTRATION RIGHTS AGREEMENT

June 13, 2019

Citigroup Global Markets Inc.,
388 Greenwich Street
New York, New York 10013

J.P. Morgan Securities LLC

383 Madison Avenue
New York, New York 10179

As Dealer Managers (as defined below)

Ladies and Gentlemen:

Amcor Finance (USA), Inc., a corporation organized under the laws of Delaware (the “Company”), proposes to offer to exchange US$591,294,000 of its 3.625% Guaranteed Senior Notes due April 28, 2026 for US$591,266,000 of its new unregistered 3.625% Guaranteed Senior Notes due April 28, 2026 (the “Securities”), upon the terms set forth in the Dealer Manager Agreement, dated May 8, 2019, among the Company, Bemis Company, Inc., a corporation organized under the laws of Missouri (“Bemis”), Amcor Limited, a corporation incorporated under the laws of the Commonwealth of Australia (“Amcor Limited”), Amcor UK Finance plc, a public limited company incorporated in England and Wales with limited liability (“Amcor UK Finance”), Amcor plc, a public limited company incorporated in Jersey, Channel Islands with limited liability (“Amcor plc”, and together with Bemis, Amcor Limited and Amcor UK Finance, the “Guarantors”) and you, as dealer managers (the “Dealer Managers”) relating to such offer to exchange.  To induce the Dealer Managers to enter into the Dealer Manager Agreement and to satisfy a condition to your obligations thereunder, each of the Company and the Guarantors jointly and severally agrees with you for your benefit and the benefit of the holders from time to time of the Securities (each a “Holder” and, collectively, the “Holders”), as follows:

1.                                      Definitions.  Capitalized terms used herein without definition shall have their respective meanings set forth in the Dealer Manager Agreement.  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission (defined below) promulgated thereunder.

“Additional Interest” shall have the meaning set forth in Section 8 hereof.

“Affiliate” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Broker-Dealer” shall mean any entity registered as a broker or dealer under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law to close in New York City.

“Closing Date” shall mean June 13, 2019.

“Commission” shall mean the Securities and Exchange Commission.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Dealer Manager” shall have the meaning set forth in the preamble hereto.

“Dealer Manager Agreement” shall have the meaning set forth in the preamble hereto.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Deferral Period” shall have the meaning indicated in Section 4(k)(ii) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Offer Registration Period” shall mean the earlier of (i) 180-day period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement and (ii) the date on which an Exchanging Dealer is not required to deliver the Prospectus in connection with resales of New Securities.

“Exchange Offer Registration Statement” shall mean a registration statement of the Company and the Guarantors on Form S-4 (or, if applicable, another appropriate form under the Act) with respect to the Registered Exchange Offer, and all amendments and supplements to such registration statement, including post-effective amendments thereto, and including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and all material incorporated by reference therein.

“Exchanging Dealer” shall mean any Holder (which may include any Dealer Manager) that is a Broker-Dealer and elects to exchange any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company) for New Securities.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” shall have the meaning set forth in the preamble hereto.

“Indenture” shall mean the Indenture, dated as of June 13, 2019, among the Company, the Guarantors and Deutsche Bank Trust Company Americas, as trustee, and as the same may be further amended or supplemented from time to time in accordance with the terms thereof, provided, however, that the Indenture shall not include any such further amendment or supplement that does not relate to the Securities.

“Losses” shall have the meaning set forth in Section 6(d) hereof.

“Majority Holders” shall mean, on any date, Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, under a Shelf Registration Statement.

“New Securities” shall mean debt securities issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical in all material respects to the Securities (except that the New Securities will not be subject to restrictions on transfer or to be entitled to the payment of additional interest and will not be entitled to any rights under this Agreement and except for, if applicable, the first interest payment date and the date from which interest will accrue).

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, including any prospectus supplement with respect to the terms of the offering of the Registrable Securities or the New Securities covered by such Registration Statement, and by all other amendments and supplements thereto, and in each case including any and all exhibits thereto and any material incorporated by reference therein.

“Registered Exchange Offer” shall mean the offer of the Company to issue and deliver to the Holders of the Registrable Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Registrable Securities, a like aggregate principal amount of the New Securities, which offer is made pursuant to an Exchange Offer Registration Statement.

“Registrable Securities” shall mean outstanding Securities other than those that have been  exchanged or disposed of pursuant to a Registration Statement.

“Registration Statement” shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the New Securities or the Registrable Securities pursuant to the provisions of this Agreement.

“Securities” shall have the meaning set forth in the preamble hereto.

“Shelf Registration” shall mean a registration effected pursuant to Section 3 hereof.

“Shelf Registration Period” has the meaning set forth in Section 3(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors pursuant to the provisions of Section 3 hereof which covers some or all of the Registrable Securities, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments thereto, and including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and all material incorporated by reference therein.

“Target Registration Date’ shall mean July 17, 2020, which is 400 days after the Closing Date.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

“U.S.” or the “United States” shall mean the United States of America.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

“underwriter” shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

2.                                      Registered Exchange Offer.  (a)  To the extent not prohibited by any applicable law or applicable interpretations of the Commission’s staff, the Company and the Guarantors shall prepare and, not later than 270 days following the Closing Date, shall use their commercially reasonable efforts to file with the Commission an Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company and the Guarantors shall use their commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 365 days of the Closing Date.

(b)                                 Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of the Company or the Guarantors, acquires the New Securities in the ordinary course of such Holder’s business, has no arrangements with any person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act. The Company and the Guarantors shall use their commercially reasonable efforts to complete the Registered Exchange Offer by the Target Registration Date.

(c)                                  In connection with the Registered Exchange Offer, the Company and the Guarantors shall:

(i)                                     mail or make available to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement and related documents;

(ii)                                  keep the Registered Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed or publicly disseminated by press release to the Holders (or longer if required by applicable law);

(iii)                               use their commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective under the Act until the end of the Exchange Offer Registration Period (including by supplementing and amending the Exchange Offer Registration Statement as required under the Act) to ensure that it is available for sales of New Securities by Exchanging Dealers, if any, during the Exchange Offer Registration Period;

(iv)                              utilize the services of a depositary for the Registered Exchange Offer, which may be the Trustee or an Affiliate of the Trustee;

(v)                                 permit Holders to withdraw tendered Securities at any time prior to 5:00 p.m., New York time, on the last Business Day on which the Registered Exchange Offer is open;

(vi)                              include disclosure within the Exchange Offer Registration Statement or, prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Company and Guarantors are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission’s letter to Shearman & Sterling (pub. avail. July 2, 1993); and (B) representing that the Company and Guarantors have not entered into any arrangement or understanding with any person to distribute the New Securities to be received in the Registered Exchange Offer and that the Company and the Guarantors are not aware of any person that will participate in the Registered Exchange Offer with a view to distribute (within the meaning of the Act) the New Securities;  and

(vii)                           comply in all respects with all applicable laws.

(d)                                 As soon as practicable after the close of the Registered Exchange Offer, the Company and Guarantors shall:

(i)                                     accept for exchange all Securities validly tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

(ii)                                  deliver or cause to be delivered to the Trustee for cancellation in accordance with Section 4(s) all Securities so accepted for exchange; and

(iii)                               cause the Trustee to promptly authenticate and deliver to each Holder of Securities a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

(e)                                  Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company or one of its Affiliates.  Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent and warrant to the Company and Guarantors that:

(i)                                     any New Securities received by such Holder will be acquired in the ordinary course of such Holder’s business;

(ii)                                  such Holder has no arrangement or understanding with any person to engage in, and such Holder is not engaged in, and does not intend to engage in, the distribution of the New Securities within the meaning of the Act;

(iii)                               such Holder is not a Broker-Dealer that will receive New Securities in the Registered Exchange Offer for Securities that such Holder purchased directly from the Company for resale pursuant to Rule 144A under the Act or any other available exemption from registration under the Act; and

(iv)                              such Holder is not an Affiliate of the Company or the Guarantors.

3.                                      Shelf Registration.  (a)  If (i) due to any change in law or applicable interpretations thereof by the Commission’s staff, the Company and Guarantors determine upon advice of its outside counsel that they are not permitted to effect or complete the Registered Exchange Offer as contemplated by Section 2 hereof; or (ii) for any other reason the Registered Exchange Offer is not consummated by the Target Registration Date, the Company and Guarantors shall use their commercially reasonable efforts to effect a Shelf Registration Statement in accordance with subsection (b) below.

(b)                                 (i)  If a Shelf Registration Statement is required pursuant to Section 3(a), the Company and Guarantors shall use their commercially reasonable efforts to file with the Commission and cause to be declared effective under the Act within 90 days after the Target Registration Date, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than a Dealer Manager) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder.

(ii)                                  The Company and Guarantors shall use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective (including by supplementing and amending the Shelf Registration Statement as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders) for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement is declared effective by the Commission until the earliest of (A) the first anniversary thereof or (B) the date upon which all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement.  The Company and Guarantors shall be deemed not to have used their commercially reasonable efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if they voluntarily take any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities at any time during the Shelf Registration Period, unless such action is (x) required by applicable law or  (y) is otherwise undertaken by the Company and Guarantors in good faith and for valid business reasons (not including avoidance of the Company’s and Guarantors’ obligations hereunder), including the acquisition or divestiture of assets and is permitted pursuant to Section 4(k)(ii) hereof.

(iii)                               The Company and Guarantors shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

4.                                      Additional Registration Procedures.  In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

(a)                                 The Company and Guarantors shall:

(i)                                     furnish to any counsel for the Holders, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use their commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as counsel for the Holders reasonably propose;

(ii)                                  include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the agent’s message delivered pursuant to the Registered Exchange Offer; and

(iii)                               in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

(b)                                 The Company and Guarantors shall ensure that:

(i)                                     any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act; and

(ii)                                  any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)                                  The Company and Guarantors shall advise the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company and Guarantors a telephone or facsimile number and address for notices, and, if requested by any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company and Guarantors shall have remedied the basis for such suspension):

(i)                                     when a Registration Statement has been filed with the Commission and has become effective and when any post-effective amendment thereto has been filed with the Commission and has become effective;

(ii)                                  of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information after the Registration Statement has become effective;

(iii)                               of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose;

(iv)                              of the receipt by the Company or the Guarantors of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

(v)                                 of the happening of any event that requires any change in the Registration Statement or the related Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)                                 The Company and Guarantors shall use their commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof.

(e)                                  The Company and Guarantors shall furnish to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, and, if the Holder so requests in writing, all exhibits thereto and all material incorporated by reference therein.

(f)                                   The Company and Guarantors shall, during the Shelf Registration Period, deliver or make available to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including the preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request.  The Company and Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g)                                  The Company and Guarantors shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, and, if the Exchanging Dealer so requests in writing, all exhibits thereto and all material incorporated by reference therein.

(h)                                 The Company and Guarantors shall promptly deliver or make available to each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request.  The Company and Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

(i)                                     In connection with an offering of Securities pursuant to a Shelf Registration Statement, the Company and Guarantors shall use their commercially reasonable efforts to qualify the Securities  covered by such Registration Statement for sale under the laws of such jurisdictions as any Holder shall reasonably request and to maintain such qualification in effect so long as required for the sale of such Securities by such Holder; provided that in no event shall the Company or Guarantors be obligated to qualify to do business in any jurisdiction where it is not then so qualified, to qualify as a dealer in any such jurisdiction, to take any action that would subject it to service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

(j)                                    The Company and Guarantors shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

(k)                                 (i)                                     Upon the occurrence of any event contemplated by subsections (c) (v) above, the Company and Guarantors shall promptly  (or within the time period provided for by clause (ii) hereof, if applicable) prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 shall be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) to and including the date when any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

(ii)                                  Upon the occurrence or existence of any pending corporate development or any other material event that, in the reasonable judgment of the Company and Guarantors, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus, the Company and Guarantors shall give notice (without notice of the nature or details of such events) to the Holders that the availability of the Shelf Registration is suspended and, upon actual receipt of any such notice, each Holder agrees not to sell any

Registrable Securities pursuant to the Shelf Registration until such Holder’s receipt of copies of the supplemented or amended Prospectus provided for in Section 3(i) hereof, or until it is advised in writing by the Company and Guarantors that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.  The period during which the availability of the Shelf Registration and any Prospectus is suspended (the “Deferral Period”) shall not exceed 120 days in any twelve-month period.

(l)            Not later than the effective date of any Registration Statement, the Company and Guarantors shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

(m)          The Company and Guarantors shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the applicable Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the applicable Registration Statement.

(n)           The Company and Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

(o)           The Company and Guarantors may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company and Guarantors such information regarding the Holder and the distribution of such securities as the Company and Guarantors may from time to time reasonably require for inclusion in such Registration Statement.  The Company and Guarantors may exclude from such Shelf Registration Statement the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(p)           In the case of any Shelf Registration Statement, the Company and Guarantors shall enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof.

(q)           In the case of any Shelf Registration Statement, the Company and Guarantors shall:

(i)            make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all financial and other records and pertinent corporate documents of the Company, the Guarantors and their subsidiaries relevant to the offering of the Securities as such Holder or underwriter may reasonably request;

(ii)           cause the Company’s and Guarantors’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations;

(iii)          make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Dealer Manager Agreement;

(iv)          obtain opinions of counsel to the Company and Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(v)           obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company and Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or Guarantors or of any business acquired by the Company or Guarantors for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and

(vi)          deliver such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(r)            If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company and Guarantors (or to such other person as directed by the Company and Guarantors) in exchange for the New Securities, the Company and Guarantors shall mark, or cause to be marked, on the Securities so exchanged that such Securities are being cancelled in exchange for the New Securities.  In no event shall the Securities be marked as paid or otherwise satisfied.

(s)            The Company and Guarantors shall use their commercially reasonable efforts if the Securities have been rated prior to the initial sale of the Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement.

(t)            In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and Guarantors shall assist such Broker-Dealer in connection with any filings required to be made with FINRA.

(u)           The Company and Guarantors shall use their commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

5.             Registration Expenses.  The Company and Guarantors shall bear all expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for reasonable fees and disbursements of one firm or counsel to act as counsel for the Holders in connection therewith, provided that the Company and the Guarantors shall not be responsible for the payment of fees and expenses of any other counsel, including counsel to any Exchanging Dealer or the counsel to any underwriters in connection with an underwritten offering of Registrable Securities pursuant to a Shelf Registration Statement and, provided, further, that the Company and the Guarantors shall not be responsible for the payment of underwriting discounts and commissions, brokerage commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by any Holder.

6.             Indemnification and Contribution.  (a)  Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Holder of  Registrable Securities covered by any Shelf Registration Statement, and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer, the directors, officers and Affiliates of each such Holder or Exchanging Dealer and each person who controls any such Holder or Exchanging Dealer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or in any Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and Guarantors by or on behalf of any such Holder or Exchanging Dealer specifically for inclusion therein.  This indemnity agreement shall be in addition to any liability that the Company and Guarantors may otherwise have.

Each of the Company and the Guarantors, jointly and severally, also agrees to indemnify as provided in this Section 6(a) against or contribute as provided in Section 6(d) hereof to Losses of each underwriter, if any, of Registrable Securities registered under a Shelf Registration Statement, their directors, officers, or Affiliates and each person who controls such underwriter on substantially the same basis as that of the indemnification of the selling Holders and Exchanging Dealers provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(p) hereof.

(b)           Each Holder of securities covered by a Registration Statement (including each Dealer Manager that is a Holder, in such capacity) and each Exchanging Dealer severally and not jointly agrees to indemnify and hold harmless the Company, the Guarantors and the other selling Holders, each of the directors of the Company and the Guarantors, each of the officers of the Company and the Guarantors who signs such Registration Statement and each person who controls the Company, the Guarantors and any other selling Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and Guarantors to each such Holder and Exchanging Dealer, but only with reference to written information relating to such Holder or such Exchanging Dealer, as the case may be, furnished to the Company and Guarantors by or on behalf of such Holder or Exchanging Dealer specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability that any such Holder or Exchanging Dealer may otherwise have.

(c)           Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above.  The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party.  Notwithstanding the indemnifying party’s election to appoint counsel

(including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party in writing to employ separate counsel at the expense of the indemnifying party.  It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)           In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall, in lieu of indemnifying such indemnified party thereunder, have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Dealer Manager be responsible, in the aggregate, for any amount in excess of the Fee (as defined in the Dealer Manager Agreement) paid by the Company and Guarantors to it under the Dealer Manager Agreement in consideration for fulfillment of its obligations thereunder, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses.  If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations.  Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section, each person who controls a Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each director or officer of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each officer of the Company or Guarantors who shall have signed the Registration Statement and each director of the Company or Guarantors shall have the same rights to contribution as the Company and Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

(e)           The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, the Company or the Guarantors or any of the indemnified persons referred to in this Section 6, and will survive the sale by a Holder of securities covered by a Registration Statement.

7.             Underwritten Registrations.  (a)  If any of the Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

(b)           No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.             Registration Defaults.  If:

(a)           the Registered Exchange Offer, if required by this Agreement, is not consummated on or prior to the Target Registration Date; or

(b)           the Shelf Registration Statement, if required by this Agreement, has not been  declared effective by the Commission or has not otherwise become effective on or prior to the 90th day after the Target Registration Date; or

(c)           the Shelf Registration Statement, if required by this Agreement, has been filed and is declared or otherwise becomes effective but ceases to be effective or usable for a period of time that exceeds 120 days in the aggregate in any 12-month period in which it is required to be effective hereunder

(each such event referred to in the preceding clauses (a), (b) and (c), a “Registration Default”), the interest rate borne by the Registrable Securities affected thereby shall be increased (“Additional Interest”) immediately upon occurrence of a Registration Default by one-quarter of one percent (0.25%) per annum with respect to the first 90-day period while one or more Registration Defaults is continuing and will increase to a maximum of one-half of one percent (0.50%) per annum Additional Interest thereafter while one or more Registration Defaults is continuing until all Registration Defaults have been cured; provided that Additional Interest shall accrue only for those days that a Registration Default occurs and is continuing, including the date on which any Registration Default shall occur but not including the date on which all Registration Defaults have been cured. Such Additional Interest shall be calculated based on a year consisting of 360 days comprised of twelve 30-day months. Following the cure of all Registration Defaults the accrual of Additional Interest on the affected Registrable Securities will cease, the interest rate will revert to the original rate on such Registrable Securities and, upon any subsequent Registration Default following any such cure of all Registration Defaults, Additional Interest will begin accruing again at one-quarter of one percent (0.25%) per annum and will increase to a maximum of one-half of one percent (0.50%) per annum as provided above until all Registration Defaults have been cured. Additional Interest shall not be payable with respect to Registration Defaults for any period during which a Shelf Registration Statement is effective and usable by the Holders. Any Additional Interest shall constitute liquidated damages and shall be the exclusive remedy, monetary or otherwise, available to any Holder of Registrable Securities with respect to any Registration Default or any other default with respect to the filing or effectiveness of a Registration Statement under Section 2 or Section 3 hereof. The Company shall notify the Trustee within five business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable semi-annual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the Holder of Registrable Securities affected thereby entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

Notwithstanding anything else contained herein, no Additional Interest shall be payable in relation to the applicable Shelf Registration Statement or the related Prospectus if (i) such Additional Interest is payable solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited or, if required by the rules and regulations under the Act, quarterly unaudited financial information with respect to the Company or the Guarantors where such post-effective amendment is not yet effective and needs to be declared or otherwise become effective to permit Holders to use the related Prospectus or (y) the Company notifies the Holder to suspend use (on one or more occasions) of the Shelf Registration Statement and the related Prospectus for a period not to exceed an aggregate of 120 days in any calendar year pursuant to Section 4(k)(ii); provided, however, that in no event shall the Company or the Guarantors be required to disclose the business purpose for such suspension. Notwithstanding the foregoing, the Company shall not be required to pay Additional Interest with respect to any Registrable Securities to any Holder if the failure arises from the Company’s and the Guarantor’s failure to file, or cause to become effective, a Shelf Registration Statement within the time periods specified in this Section 2 by reason of the failure of such Holder to provide such information as (i) the Company or the Guarantors may reasonably request, with reasonable prior written notice, for use in the Shelf Registration Statement or any Prospectus included therein to the extent the Company reasonably determines that such information is required to be included therein by applicable law, (ii) FINRA or the Commission may request in connection with such Shelf Registration Statement or (iii) is required to comply with the agreements of such Holder as contained herein to the extent compliance thereof is necessary for the Shelf Registration Statement to be declared or otherwise become effective, including, without limitation, a signed notice and questionnaire as distributed by the Company consenting to such Holder’s inclusion in the Prospectus as a selling security holder, evidencing such Holder’s agreement to be bound by the applicable provisions of this Agreement and providing such further information to the Company as the Company or the Guarantors may reasonably request.

9.             No Inconsistent Agreements.  The Company and the Guarantors have not entered into, and agree not to enter into, any agreement with respect to their securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

10.          Amendments and Waivers.  The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and Guarantors have obtained the written consent of the Holders of a majority of the aggregate principal amount of the Registrable Securities outstanding.

11.          Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

(a)           if to a Holder, at the most current address given by such holder to the Company and Guarantors in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

(b)           if to the Dealer Managers, initially at the address or addresses set forth in the Dealer Manager Agreement; and

(c)           if to the Company and Guarantors, initially at its address set forth in the Dealer Manager Agreement.

All such notices and communications shall be deemed to have been duly given when received.

The Dealer Managers or the Company and Guarantors, by notice to the other parties, may designate additional or different addresses for subsequent notices or communications.

12.          Remedies.  Each Holder, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Dealer Manager Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive in any action for specific performance the defense that a remedy at law would be adequate.

13.          Successors.  This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company and Guarantors thereto, subsequent Holders of Registrable Securities, and the indemnified persons referred to in Section 6 hereof.  The Company and Guarantors hereby agree to extend the benefits of this Agreement to any Holder of Registrable Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

14.          Jurisdiction.  The Company and the Guarantors agree that any suit, action or proceeding against the Company and/or the Guarantors brought by any Holder or Dealer Manager, the directors, officers or Affiliates of any Holder or Dealer Manager, or by any person who controls any Holder or Dealer Manager, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.  The Company and Guarantors hereby appoint CT Corporation, located at 111 Eighth Avenue, New York, New York, 10011 as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any State or U.S. federal court in The City of New York and County of New York, by any Holder or Dealer Manager, the directors, officers and Affiliates of any Holder or Dealer Manager, or by any person who controls any Holder or Dealer Manager, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding.  Each of the Company and the Guarantors hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and each of the Company and the Guarantors agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid.  Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the

Company and/or the Guarantors.  Each of the Company and the Guarantors further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect so long as any of the Securities shall be outstanding.  Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by any Holder or Dealer Manager, the directors, officers, and Affiliates of any Holder or Dealer Manager, or by any person who controls any Holder or Dealer Manager, in any court of competent jurisdiction in Australia, Jersey, Channel Islands, England or Wales.

15.          Currency.  Each reference in this Agreement to U.S. dollars (the “relevant currency”) is of the essence.  To the fullest extent permitted by law, the obligation of the Company and the Guarantors in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment.  If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company and the Guarantors will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall.  Any obligation of the Company or the Guarantors not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

16.          Waiver of Immunity.  To the extent that the Company or any of the Guarantors has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company and the Guarantors hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

17.          Recognition of the U.S. Special Resolution Regimes.

(a)           In the event that any Dealer Manager that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Dealer Manager of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)           In the event that any Dealer Manager that is a Covered Entity or a BHC Act Affiliate of such Dealer Manager becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Dealer Manager are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

18.                               Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

19.                               Headings.  The section headings used herein are for convenience only and shall not affect the construction hereof.

20.                               Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York, provided that (a) all matters governing the authorization and execution of this Agreement by Amcor Limited shall be governed by the laws of the State of New South Wales and the Commonwealth of Australia, (b) all matters governing the authorization and execution of this Agreement by Amcor UK Finance shall be governed by the laws of England and Wales and (c) all matters governing the authorization and execution of this Agreement by Amcor plc shall be governed by the laws of Jersey, Channel Islands.  The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

21.                               Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

22.                               Securities Held by the Company and Guarantors, etc.  Whenever the consent or approval of Holders of a specified percentage of principal amount of Registrable Securities or New Securities is required hereunder, Registrable Securities or New Securities, as applicable, held by the Company, Guarantors or their Affiliates (other than subsequent Holders of Registrable Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company, Guarantors and the several Dealer Managers.

Very truly yours,

EXECUTED by AMCOR FINANCE (USA), INC. by its attorney under power of attorney dated May 7, 2019 in the presence of:

/s/ Markus Sablatnig	/s/ Graeme Vavasseur
Witness Signature	Attorney Signature

Markus Sablatnig	Graeme Vavasseur
Print Name	Print Name

EXECUTED by AMCOR LIMITED by its attorney under power of attorney dated May 3, 2019 in the presence of:

/s/ Graeme Vavasseur	/s/ Michael Casamento
Witness Signature	Attorney Signature

Graeme Vavasseur	Michael Casamento
Print Name	Print Name

EXECUTED by AMCOR UK FINANCE PLC by its attorney under power of attorney dated April 3, 2019 in the presence of:

/s/ Markus Sablatnig		/s/ Graeme Vavasseur
Witness Signature		Attorney Signature

Markus Sablatnig		Graeme Vavasseur
Print Name		Print Name

EXECUTED by AMCOR PLC by its attorney under power of attorney dated May 10, 2019 in the presence of:

/s/ Graeme Vavasseur		/s/ Michael Casamento
Witness Signature		Attorney Signature

Graeme Vavasseur		Michael Casamento
Print Name		Print Name

BEMIS COMPANY, INC.

By:	/s/ Andrew Cowper
Name:	Andrew Cowper
Title:	Director and Assistant Secretary

The foregoing Agreement is hereby confirmed and accepted as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.
By	/s/ Jack D. McSpadden, Jr.
Name: Jack D. McSpadden, Jr.
Title: Managing Director

J.P. MORGAN SECURITIES LLC
By	/s/ Stephen L. Sheiner
Name: Stephen L. Sheiner
Title: Executive Director

ANNEX A

Each broker-dealer that receives New Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities.  The agent’s message states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Act.  This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company and Guarantors have agreed that,  starting on the date of completion of the Registered Exchange Offer and ending on the close of business 180 days after such completion, it will make this prospectus available to any broker-dealer for use in connection with any such resale.  See “Plan of Distribution”.

A-1

ANNEX B

Each broker-dealer that receives new securities for its own account in exchange for securities, where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such new securities.  See “Plan of Distribution”.

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ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities.  This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired as a result of market-making activities or other trading activities.  The Company and Guarantors have agreed that, starting on the expiration date and ending on the close of business one year after the expiration date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.  In addition, until [•], all dealers effecting transactions in the new securities may be required to deliver a prospectus.

The Company and Guarantors will not receive any proceeds from any sale of new securities by brokers-dealers.  New securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices.  Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such new securities.  Any broker-dealer that resales new securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such new securities may be deemed to be an “underwriter” within the meaning of the Act and any profit of any such resale of new securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act.  The agent’s message states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Act.

For a period of one year after the expiration date, the Company and Guarantors will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the agent’s message.  The Company and Guarantors have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the securities (including any broker-dealers) against certain liabilities, including liabilities under the Act.

[If applicable, add information required by Regulation S-K Items 507 and/or 508.]

C-1

ANNEX D

Rider A

PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

Rider B

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged  in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any person to participate in a distribution of the New Securities.  If the undersigned is a Broker-Dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchange for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Act.

D-1